Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 1Q 2014
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Wealth Management Income Statement Information
9	…………….	Quarterly Wealth Management Financial Information and Statistical Data
10	…………….	Quarterly Investment Management Income Statement Information
11	…………….	Quarterly Investment Management Financial Information and Statistical Data
12	…………….	Quarterly Firm Loans and Lending Commitments Financial Information
13	…………….	Earnings Per Share Appendix I
14 - 15	…………….	End Notes
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary (1)
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013
Net revenues
Institutional Securities	$4,609	$3,323	$4,081	39%	13%
Wealth Management	3,622	3,732	3,470	(3%)	4%
Investment Management	740	842	645	(12%)	15%
Intersegment Eliminations	(42)	(72)	(46)	42%	9%
Consolidated net revenues	$8,929	$7,825	$8,150	14%	10%

Income (loss) from continuing operations before tax
Institutional Securities	$1,353	$(1,263)	$799	*	69%
Wealth Management	691	709	597	(3%)	16%
Investment Management	263	337	187	(22%)	41%
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) from continuing operations before tax	$2,307	$(217)	$1,583	*	46%

Income (loss) applicable to Morgan Stanley
Institutional Securities	$925	$(563)	$641	*	44%
Wealth Management	423	476	256	(11%)	65%
Investment Management	118	183	84	(36%)	40%
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) applicable to Morgan Stanley	$1,466	$96	$981	*	49%

Financial Metrics:

Return on average common equity from continuing operations (2)	8.9%	0.3%	6.3%
Return on average common equity (2)	9.2%	0.2%	6.2%

Return on average common equity from continuing operations excluding DVA (2)	8.3%	1.8%	7.5%
Return on average common equity excluding DVA (2)	8.5%	1.7%	7.4%

Common Equity Tier 1 capital ratio (transitional) (3)	14.1%	12.8%	11.5%
Tier 1 capital ratio (transitional) (3)	15.6%	15.7%	13.9%

Book value per common share (4)	$32.38	$32.24	$31.21
Tangible book value per common share (5)	$27.41	$27.16	$27.38

Notes:	-	Beginning with the first quarter of 2014, the Firm calculates its Common Equity Tier 1 capital and Tier 1 capital (and the numerator of the related Common Equity Tier 1 and Tier 1 risk-based capital ratios) using the U.S. Basel III final rule’s definition of capital and regulatory deductions and adjustments, subject to transitional provisions.
Prior periods have not been recast to reflect the new requirements.
	-	Results for the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013, include positive (negative) revenue of $126 million, $(368) million and $(317) million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt (Debt Valuation Adjustment, DVA).
	-	The return on average common equity metrics, return on average common equity excluding DVA metrics, and tangible book value per common share are non-GAAP measures that the Firm considers to be useful measures to assess operating performance and capital adequacy.
	-	See page 4 of the Financial Supplement and End Notes for additional information related to the calculation of the financial metrics.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013
Revenues:
Investment banking	$1,308	$1,559	$1,224	(16%)	7%
Trading	2,962	1,512	2,694	96%	10%
Investments	359	523	338	(31%)	6%
Commissions and fees	1,216	1,166	1,167	4%	4%
Asset management, distribution and admin. fees	2,549	2,499	2,346	2%	9%
Other	227	284	199	(20%)	14%
Total non-interest revenues	8,621	7,543	7,968	14%	8%

Interest income	1,343	1,099	1,388	22%	(3%)
Interest expense	1,035	817	1,206	27%	(14%)
Net interest	308	282	182	9%	69%
Net revenues	8,929	7,825	8,150	14%	10%
Non-interest expenses:
Compensation and benefits	4,305	3,992	4,214	8%	2%

Non-compensation expenses:
Occupancy and equipment	359	369	377	(3%)	(5%)
Brokerage, clearing and exchange fees	443	411	428	8%	4%
Information processing and communications	424	446	448	(5%)	(5%)
Marketing and business development	147	190	134	(23%)	10%
Professional services	452	548	440	(18%)	3%
Other	492	2,086	526	(76%)	(6%)
Total non-compensation expenses	2,317	4,050	2,353	(43%)	(2%)

Total non-interest expenses	6,622	8,042	6,567	(18%)	1%

Income (loss) from continuing operations before taxes	2,307	(217)	1,583	*	46%
Income tax provision / (benefit) from continuing operations	762	(402)	333	*	129%
Income (loss) from continuing operations	1,545	185	1,250	*	24%
Gain (loss) from discontinued operations after tax	39	(12)	(19)	*	*
Net income (loss)	$1,584	$173	$1,231	*	29%
Net income applicable to redeemable noncontrolling interests (1)	0	0	122	--	*
Net income applicable to nonredeemable noncontrolling interests	79	89	147	(11%)	(46%)
Net income (loss) applicable to Morgan Stanley	1,505	84	962	*	56%
Preferred stock dividend / Other	56	48	26	17%	115%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,449	$36	$936	*	55%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,466	96	981	*	49%
Gain (loss) from discontinued operations after tax	39	(12)	(19)	*	*
Net income (loss) applicable to Morgan Stanley	$1,505	$84	$962	*	56%

Pre-tax profit margin (2)	26%	*	19%
Compensation and benefits as a % of net revenues	48%	51%	52%
Non-compensation expenses as a % of net revenues	26%	52%	29%
Effective tax rate from continuing operations	33.0%	*	21.0%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	In the quarter ended March 31, 2014, discontinued operations included a pre-tax gain on sale of $45 million ($40 million after tax) and other operating results related to Canterm Canadian Terminals, Inc. (reported in the Institutional Securities business segment).
	-	The quarter ended December 31, 2013 included a discrete tax benefit of approximately $192 million consisting of $100 million related to the remeasurement of reserves and related interest based on new information regarding the status of certain tax authority examinations and $92 million related to the establishment of a deferred tax asset associated with the reorganization of certain non-U.S. legal entities.
	-	For the quarter ended March 31, 2013, the income tax provision from continuing operations included a net tax benefit of approximately $142 million consisting of a $81 million benefit resulting from a retroactive change in U.S. tax law and $61 million discrete net tax benefit from the remeasurement of reserves and related interest (reported in the Institutional Securities business segment).
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013

Income (loss) from continuing operations	$1,545	$185	$1,250	*	24%
Net income applicable to redeemable noncontrolling interests	0	0	122	--	*
Net income applicable to nonredeemable noncontrolling interests	79	89	147	(11%)	(46%)
Net income (loss) from continuing operations applicable to noncontrolling interests	79	89	269	(11%)	(71%)
Income (loss) from continuing operations applicable to Morgan Stanley	1,466	96	981	*	49%
Less: Preferred Dividends	54	48	24	13%	125%
Less: Morgan Stanley Smith Barney Joint Venture Redemption Adjustment	-	-	-	--	--
Income (loss) from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	1,412	48	957	*	48%

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	2	0	2	*	--
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,410	$48	$955	*	48%

Gain (loss) from discontinued operations after tax	39	(12)	(19)	*	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	39	(12)	(19)	*	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	39	(12)	(19)	*	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,449	$36	$936	*	55%

Average basic common shares outstanding (millions)	1,924	1,905	1,901	1%	1%

Earnings per basic share:
Income from continuing operations	$0.73	$0.02	$0.50	*	46%
Discontinued operations	$0.02	$-	$(0.01)	*	*
Earnings per basic share	$0.75	$0.02	$0.49	*	53%

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,410	$48	$955	*	48%

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	39	(12)	(19)	*	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,449	$36	$936	*	55%

Average diluted common shares outstanding and common stock equivalents (millions)	1,969	1,970	1,940	--	1%

Earnings per diluted share:
Income from continuing operations	$0.72	$0.02	$0.49	*	47%
Discontinued operations	$0.02	$-	$(0.01)	*	*
Earnings per diluted share	$0.74	$0.02	$0.48	*	54%

Notes:	-	The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share. For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 15 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2013.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013

Regional revenues (1)
Americas	$6,515	$5,642	$5,951	15%	9%
EMEA (Europe, Middle East, Africa)	1,422	1,196	1,066	19%	33%
Asia	992	987	1,133	1%	(12%)
Consolidated net revenues	$8,929	$7,825	$8,150	14%	10%

Worldwide employees	55,883	55,794	55,289	--	1%

Firmwide deposits	$116,648	$112,379	$80,623	4%	45%
Total assets	$834,999	$832,702	$801,383	--	4%
Risk-weighted assets (2)	$398,492	$389,675	$403,237	2%	(1%)
Global liquidity reserve (billions) (3)	$203	$202	$186	--	9%
Long-term debt outstanding	$153,374	$153,575	$165,142	--	(7%)
Maturities of long-term debt outstanding (next 12 months)	$22,639	$24,193	$22,138	(6%)	2%

Common equity	63,851	62,701	61,196	2%	4%
Preferred equity	3,220	3,220	1,508	--	114%
Morgan Stanley shareholders' equity	67,071	65,921	62,704	2%	7%
Junior subordinated debt issued to capital trusts	4,859	4,849	4,828	--	1%
Less: Goodwill and intangible assets (4)	(9,805)	(9,873)	(7,509)	1%	(31%)
Tangible Morgan Stanley shareholders' equity	$62,125	$60,897	$60,023	2%	4%
Tangible common equity (5)	$54,046	$52,828	$53,687	2%	1%

Common Equity Tier 1 capital (transitional) (2)	$56,193	$49,917	$46,512	13%	21%
Tier 1 capital (transitional) (2)	$62,087	$61,007	$56,129	2%	11%

Common Equity Tier 1 capital ratio (transitional) (2)	14.1%	12.8%	11.5%
Tier 1 capital ratio (transitional) (2)	15.6%	15.7%	13.9%
Tier 1 leverage ratio (transitional) (6)	7.6%	7.6%	7.0%

Period end common shares outstanding (000's)	1,971,686	1,944,869	1,960,583	1%	1%

Book value per common share	$32.38	$32.24	$31.21
Tangible book value per common share	$27.41	$27.16	$27.38

Notes:	-	Beginning with the first quarter of 2014, the Firm calculates its Common Equity Tier 1 capital, Tier 1 capital (and the numerator of the related
Common Equity Tier 1 and Tier 1 risk-based capital ratios) and Tier 1 leverage ratio using the U.S. Basel III final rule’s definition of capital and regulatory deductions and adjustments, subject to transitional provisions. Prior periods have not been recast to reflect the new requirements.
	-	All data presented in millions except number of employees, liquidity, ratios and book values.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013
Average Common Equity Tier 1 capital (1)
Institutional Securities	$29.9	$31.4	$34.2	(5%)	(13%)
Wealth Management	5.3	4.5	4.1	18%	29%
Investment Management	1.6	1.8	1.6	(11%)	--
Parent capital	18.6	11.9	5.8	56%	*
Total - continuing operations	55.4	49.6	45.7	12%	21%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$55.4	$49.6	$45.7	12%	21%

Average Common Equity
Institutional Securities	$30.9	$36.2	$39.9	(15%)	(23%)
Wealth Management	11.3	13.2	13.4	(14%)	(16%)
Investment Management	2.5	2.9	2.8	(14%)	(11%)
Parent capital	18.6	10.7	4.8	74%	*
Total - continuing operations	63.3	63.0	60.9	--	4%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$63.3	$63.0	$60.9	--	4%

Return on average Common Equity Tier 1 capital
Institutional Securities	12%	*	7%
Wealth Management	30%	42%	25%
Investment Management	30%	41%	20%
Total - continuing operations	10%	0%	8%
Firm	10%	0%	8%

Return on average Common Equity
Institutional Securities	12%	*	6%
Wealth Management	14%	14%	8%
Investment Management	19%	25%	12%
Total - continuing operations	9%	0%	6%
Firm	9%	0%	6%

Notes:	-	Beginning with the first quarter of 2014, the Firm calculates its Common Equity Tier 1 capital using the U.S. Basel III final rule’s definition of capital and regulatory deductions and adjustments, subject to transitional provisions. Prior periods have not been recast to reflect the new requirements.
	-	The return on average common equity and average Common Equity Tier 1 capital are non-GAAP measures that the Firm considers to be useful measures to assess operating performance.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013
Revenues:
Investment banking	$1,136	$1,362	$945	(17%)	20%
Trading	2,707	1,176	2,414	130%	12%
Investments	109	177	142	(38%)	(23%)
Commissions and fees	678	596	608	14%	12%
Asset management, distribution and admin. fees	81	73	66	11%	23%
Other	123	187	133	(34%)	(8%)
Total non-interest revenues	4,834	3,571	4,308	35%	12%

Interest income	881	643	1,014	37%	(13%)
Interest expense	1,106	891	1,241	24%	(11%)
Net interest	(225)	(248)	(227)	9%	1%
Net revenues	4,609	3,323	4,081	39%	13%

Compensation and benefits	1,851	1,550	1,890	19%	(2%)
Non-compensation expenses	1,405	3,036	1,392	(54%)	1%
Total non-interest expenses	3,256	4,586	3,282	(29%)	(1%)

Income (loss) from continuing operations before taxes	1,353	(1,263)	799	*	69%
Income tax provision / (benefit) from continuing operations	403	(743)	61	*	*
Income (loss) from continuing operations	950	(520)	738	*	29%
Gain (loss) from discontinued operations after tax	38	(12)	(19)	*	*
Net income (loss)	988	(532)	719	*	37%
Net income applicable to redeemable noncontrolling interests	-	-	1	--	*
Net income applicable to nonredeemable noncontrolling interests (1)	25	43	96	(42%)	(74%)
Net income (loss) applicable to Morgan Stanley	$963	$(575)	$622	*	55%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	925	(563)	641	*	44%
Gain (loss) from discontinued operations after tax	38	(12)	(19)	*	*
Net income (loss) applicable to Morgan Stanley	$963	$(575)	$622	*	55%

Return on average common equity from continuing operations	12%	*	6%
Pre-tax profit margin (2)	29%	*	20%
Compensation and benefits as a % of net revenues	40%	47%	46%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	In the quarter ended March 31, 2014, discontinued operations included a pre-tax gain on sale of $45 million ($40 million after tax) and other operating results related to Canterm Canadian Terminals, Inc.
	-	The quarter ended December 31, 2013 included a discrete tax benefit of approximately $192 million consisting of $100 million related to the remeasurement of reserves and related interest based on new information regarding the status of certain tax authority examinations and $92 million related to the establishment of a deferred tax asset associated with the reorganization of certain non-US legal entities.
	-	For the quarter ended March 31, 2013, the income tax provision from continuing operations included a net tax benefit of approximately $142 million consisting of a
$81 million benefit resulting from a retroactive change in U.S. tax law and $61 million discrete net tax benefit from the remeasurement of reserves and related interest.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013

Investment Banking
Advisory revenues	$336	$451	$251	(25%)	34%
Underwriting revenues
Equity	315	416	283	(24%)	11%
Fixed income	485	495	411	(2%)	18%
Total underwriting revenues	800	911	694	(12%)	15%

Total investment banking revenues	$1,136	$1,362	$945	(17%)	20%

Sales & Trading
Equity	$1,755	$1,420	$1,512	24%	16%
Fixed Income & Commodities	1,730	409	1,277	*	35%
Other	(244)	(232)	72	(5%)	*
Total sales & trading net revenues	$3,241	$1,597	$2,861	103%	13%

Investments & Other
Investments	$109	$177	$142	(38%)	(23%)
Other	123	187	133	(34%)	(8%)
Total investments & other revenues	$232	$364	$275	(36%)	(16%)

Total Institutional Securities net revenues	$4,609	$3,323	$4,081	39%	13%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$33	$35	$61
Equity price	$19	$20	$18
Foreign exchange rate	$14	$17	$11
Commodity price	$20	$18	$20

Aggregation of Primary Risk Categories	$46	$46	$66

Credit Portfolio VaR	$12	$13	$16

Trading VaR	$50	$51	$72

Notes:	-	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
March 31, 2014: Total QTD: $126 million; Fixed Income & Commodities: $76 million; Equity: $50 million
December 31, 2013: Total QTD: $(368) million; Fixed Income & Commodities: $(285) million; Equity: $(83) million
March 31, 2013: Total QTD: $(317) million; Fixed Income & Commodities: $(238) million; Equity: $(79) million
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013
Revenues:
Investment banking	$181	$206	$274	(12%)	(34%)
Trading	275	323	298	(15%)	(8%)
Investments	4	5	3	(20%)	33%
Commissions and fees	540	576	559	(6%)	(3%)
Asset management, distribution and admin. fees	2,021	1,984	1,858	2%	9%
Other	62	110	65	(44%)	(5%)
Total non-interest revenues	3,083	3,204	3,057	(4%)	1%

Interest income	581	569	488	2%	19%
Interest expense	42	41	75	2%	(44%)
Net interest	539	528	413	2%	31%
Net revenues	3,622	3,732	3,470	(3%)	4%

Compensation and benefits	2,169	2,147	2,065	1%	5%
Non-compensation expenses	762	876	808	(13%)	(6%)
Total non-interest expenses	2,931	3,023	2,873	(3%)	2%

Income (loss) from continuing operations before taxes	691	709	597	(3%)	16%
Income tax provision / (benefit) from continuing operations	268	233	220	15%	22%
Income (loss) from continuing operations	423	476	377	(11%)	12%
Gain (loss) from discontinued operations after tax	0	0	(1)	--	*
Net income (loss)	423	476	376	(11%)	13%
Net income applicable to redeemable noncontrolling interests (1)	0	0	121	--	*
Net income applicable to nonredeemable noncontrolling interests (1)	0	0	0	--	--
Net income (loss) applicable to Morgan Stanley	$423	$476	$255	(11%)	66%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	423	476	256	(11%)	65%
Gain (loss) from discontinued operations after tax	0	0	(1)	--	*
Net income (loss) applicable to Morgan Stanley	$423	$476	$255	(11%)	66%

Return on average common equity from continuing operations	14%	14%	8%
Pre-tax profit margin (2)	19%	19%	17%
Compensation and benefits as a % of net revenues	60%	58%	60%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	In the quarter ended December 31, 2013, Wealth Management recorded an impairment charge of approximately $36 million related to certain intangibles
(i.e. management contracts) associated with alternative investment funds.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013

Wealth Management representatives	16,426	16,456	16,284	--	1%

Annualized revenue per representative (000's) (1)	$881	$905	$851	(3%)	4%

Assets by client segment (billions)
$10m or more	701	678	604	3%	16%
$1m - $10m	789	776	730	2%	8%
Subtotal - > $1m	1,490	1,454	1,334	2%	12%
$100k - $1m	412	414	416	--	(1%)
< $100k	41	41	44	--	(7%)
Total client assets (billions)	$1,943	$1,909	$1,794	2%	8%

% of assets by client segment > $1m	77%	76%	74%

Fee-based client account assets (billions) (2)	$724	$697	$621	4%	17%
Fee-based assets as a % of client assets	37%	37%	35%

Bank deposit program (millions)	$132,026	$133,675	$126,130	(1%)	5%

Client assets per representative (millions) (3)	$118	$116	$110	2%	7%

Fee based asset flows (billions)	$19.0	$11.6	$15.3	64%	24%

Retail locations	642	649	691	(1%)	(7%)

Notes:	-	For the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013, approximately $108 billion, $104 billion and
$69 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013
Revenues:
Investment banking	$4	$4	$5	--	(20%)
Trading	(20)	15	(6)	*	*
Investments (1)	246	341	193	(28%)	27%
Commissions and fees	0	0	0	--	--
Asset management, distribution and admin. fees	473	475	455	--	4%
Other	42	8	2	*	*
Total non-interest revenues	745	843	649	(12%)	15%

Interest income	1	2	2	(50%)	(50%)
Interest expense	6	3	6	100%	--
Net interest	(5)	(1)	(4)	*	(25%)
Net revenues	740	842	645	(12%)	15%

Compensation and benefits	285	295	259	(3%)	10%
Non-compensation expenses	192	210	199	(9%)	(4%)
Total non-interest expenses	477	505	458	(6%)	4%

Income (loss) from continuing operations before taxes	263	337	187	(22%)	41%
Income tax provision / (benefit) from continuing operations	91	108	52	(16%)	75%
Income (loss) from continuing operations	172	229	135	(25%)	27%
Gain (loss) from discontinued operations after tax	1	0	1	*	--
Net income (loss)	173	229	136	(24%)	27%
Net income applicable to redeemable noncontrolling interests	0	0	0	--	--
Net income applicable to nonredeemable noncontrolling interests (1)	54	46	51	17%	6%
Net income (loss) applicable to Morgan Stanley	$119	$183	$85	(35%)	40%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	118	183	84	(36%)	40%
Gain (loss) from discontinued operations after tax	1	0	1	*	--
Net income (loss) applicable to Morgan Stanley	$119	$183	$85	(35%)	40%

Return on average common equity from continuing operations	19%	25%	12%
Pre-tax profit margin (2)	36%	40%	29%
Compensation and benefits as a % of net revenues	39%	35%	40%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013

Net Revenues (millions)
Traditional Asset Management	$437	$430	$401	2%	9%
Real Estate Investing (1)	131	160	157	(18%)	(17%)
Merchant Banking	172	252	87	(32%)	98%
Total Investment Management	$740	$842	$645	(12%)	15%

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$2.8	$(1.1)	$(0.2)	*	*
Fixed Income	(0.7)	2.2	1.8	*	*
Liquidity	2.3	1.8	(5.0)	28%	*
Alternatives	1.8	1.1	0.5	64%	*
Total Traditional Asset Management	6.2	4.0	(2.9)	55%	*

Real Estate Investing	(0.2)	0.4	0.0	*	*
Merchant Banking	0.0	(0.2)	0.4	*	*
Total net flows	$6.0	$4.2	$(2.5)	43%	*

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$145	$140	$127	4%	14%
Fixed Income	61	60	62	2%	(2%)
Liquidity	114	112	95	2%	20%
Alternatives	34	31	28	10%	21%
Total Traditional Asset Management	354	343	312	3%	13%

Real Estate Investing	21	21	20	--	5%
Merchant Banking	7	9	9	(22%)	(22%)
Total Assets Under Management or Supervision	$382	$373	$341	2%	12%
Share of minority stake assets	7	6	6	17%	17%

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information
Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013	Dec 31, 2013	Mar 31, 2013

Institutional Securities
Corporate Funded Loans
Loans held for investment, net of allowance	$8.4	$7.8	$7.1	8%	18%
Loans held for sale	4.7	6.2	4.1	(24%)	15%
Loans held at fair value (1)	1.9	2.9	7.0	(34%)	(73%)
Total corporate funded loans	$15.0	$16.9	$18.2	(11%)	(18%)

Corporate Lending Commitments
Loans held for investment	$63.5	$61.4	$46.4	3%	37%
Loans held for sale	10.5	8.1	3.9	30%	169%
Loans held at fair value (2)	7.8	9.1	20.7	(14%)	(62%)
Total corporate lending commitments	$81.8	$78.6	$71.0	4%	15%

Corporate Loans and Lending Commitments (3) (4)	$96.8	$95.5	$89.2	1%	9%

Other Funded Loans
Loans held for investment, net of allowance	$5.7	$3.8	$1.6	50%	*
Loans held for sale	0.0	0.1	0.0	*	--
Loans held at fair value	11.5	9.7	9.4	19%	22%
Total other funded loans	$17.2	$13.6	$11.0	26%	56%

Other Lending Commitments
Loans held for investment	$1.6	$1.3	$0.3	23%	*
Loans held for sale	0.0	0.0	0.0	--	--
Loans held at fair value	1.4	0.8	0.8	75%	75%
Total other lending commitments	$3.0	$2.1	$1.1	43%	173%

Total Other Loans and Lending Commitments (5)	$20.2	$15.7	$12.1	29%	67%

Institutional Securities Loans and Lending Commitments (3)	$117.0	$111.2	$101.3	5%	15%

Wealth Management

Funded Loans
Loans held for investment, net of allowance	$27.5	$24.9	$17.7	10%	55%
Loans held for sale	0.1	0.1	0.1	--	--
Total funded loans	$27.6	$25.0	$17.8	10%	55%

Lending Commitments
Loans held for investment	$5.5	$4.5	$3.0	22%	83%
Loans held for sale	0.0	0.0	0.2	--	*
Total lending commitments	$5.5	$4.5	$3.2	22%	72%

Wealth Management Loans and Lending Commitments (6)	$33.1	$29.5	$21.0	12%	58%

Firm Loans and Lending Commitments	$150.1	$140.7	$122.3	7%	23%

- Refer to End Notes on pages 14-15 and Legal Notice on page 16

This page represents an addendum to the 1Q 2014 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended March 31, 2014
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,924	100%		$97	$1,313	$1,410	(6)	$0.73
Participating Restricted Stock Units (1)	3	0%		$0	$2	$2	(7)	N/A
	1,927	100%	$1,412	$97	$1,315	$1,412

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,924	100%		$0	$39	$39	(6)	$0.02
Participating Restricted Stock Units (1)	3	0%		$0	$0	$0	(7)	N/A
	1,927	100%	$39	$0	$39	$39

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,924	100%		$97	$1,352	$1,449	(6)	$0.75
Participating Restricted Stock Units (1)	3	0%		$0	$2	$2	(7)	N/A
	1,927	100%	$1,451	$97	$1,354	$1,451

Note:	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
End Notes

Page 1:
(1)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP”

refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
(2)
The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case  less preferred dividends as a percentage of average common equity. The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator.
(3)
At March 31, 2014, the Common Equity Tier 1 capital ratio (transitional) and the Tier 1 capital ratio (transitional) equals Common Equity Tier 1 capital divided by risk-weighted assets (RWAs) and Tier 1 capital divided by

RWAs, respectively. For a more detailed discussion of these calculations, please refer to page 4 of the Financial Supplement and page 4 End Note 2 below.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2013.
(4)	Book value per common share equals common equity divided by period end common shares outstanding.
(5)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

Page 2:
(1)
On June 28, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm’s interest from 65% to 100%.  In the quarter ended

March 31, 2013, Citi’s results related to its 35% interest were reported in net income (loss) applicable to redeemable noncontrolling interests.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 4:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's 10-K for the year ended December 31, 2013.
(2)
The Firm calculates its Common Equity Tier 1 capital, Common Equity Tier 1 capital ratio, Tier 1 capital, Tier 1 capital ratio and RWAs in accordance with the capital adequacy standards for financial holding companies adopted by the Federal Reserve Board. Beginning with the first quarter of 2014, the Firm calculates its Common Equity Tier 1 capital and Tier 1 capital (and the numerator of the related Common Equity Tier 1 and

Tier 1 risk-based capital ratios) using the U.S. Basel III final rule’s definition of capital and regulatory deductions and adjustments, subject to transitional provisions.  In the first quarter of 2014, the Firm calculated the denominator of its risk-based capital ratios using credit RWAs determined under the Basel I-based rules and market RWAs determined under the existing market risk rules known as “Basel 2.5.” The Firm’s capital takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. These computations are preliminary estimates as of April 17, 2014

(the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.  The methods for calculating the Firm’s  risk-based capital ratios will change through 2022 as aspects of the U.S. Basel III final rule are phased in and as the Firm begins calculating RWAs using the U.S. Basel III advanced approaches in the second quarter of 2014, subject to a capital floor consisting of the Basel I-based and Basel 2.5 rules through December 31, 2014 and the U.S. Basel III standardized approach from January 1, 2015. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's  Annual Report on Form 10-K for the year ended December 31, 2013.

(3)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, FDIC-guaranteed corporate debt and non-U.S. government securities.
(4)	The Firm's interest in the Morgan Stanley Smith Barney Joint Venture for the quarters ended March 31, 2014 and December 31, 2013 was 100% and for the quarter ended March 31, 2013 was 65%. Goodwill and intangible balances included only the Firm's share of the Morgan Stanley Smith Barney Joint Venture's goodwill and intangible assets, net of allowable mortgage servicing rights deduction for quarters ended March 31, 2014,

December 31, 2013 and March 31, 2013 of $6 million, $7 million and $7 million, respectively.
(5)
Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction and includes only the Firm’s share of the Morgan Stanley Smith Barney Joint Venture’s goodwill and intangible assets. The Firm's interest in the Morgan Stanley Smith Barney Joint Venture for the quarters ended March 31, 2014 and December 31, 2013 was 100% and for the quarter ended
March 31, 2013 was 65%.
(6)
Beginning with the first quarter of 2014, Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, transitional intangible assets, certain deferred tax assets, certain financial equity investments, and other adjustments). For information on the calculation of the Tier 1 leverage ratio for prior periods, please refer to Part 2,  Item 7 “Regulatory Requirements”

in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2013.

Page 5:
(1)
The Firm’s capital estimation is based on the Required Capital framework, an internal capital adequacy measure which considers risk, leverage, potential losses from extreme stress events, and diversification under a going concern capital concept at a point in time. Beginning with the first quarter of 2014, the Firm calculates its Common Equity Tier 1 capital using the U.S. Basel III final rule’s definition of capital and regulatory deductions and adjustments, subject to transitional provisions. In the first quarter of 2014, the Firm calculated the denominator of its risk-based capital ratios using credit RWAs determined under the Basel I-based rules and market RWAs determined under the market risk rules known as “Basel 2.5.” The Firm’s capital takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. These computations are preliminary estimates as of April 17, 2014 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on

Form 10-Q for the quarter ended March 31, 2014.

Page 6:
(1)	Net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 7:
(1)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.

Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2013 Form 10-K.

MORGAN STANLEY
End Notes

Page 8:
(1)
On June 28, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm’s interest from 65% to 100%.  In the quarter ended March 31, 2013,

Citi’s results related to its 35% interest were reported in net income (loss) applicable to redeemable noncontrolling interests.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 9:
(1)	Annualized revenue per representative is defined as annualized revenue divided by average representative headcount.
(2)	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Client assets per representative represents total client assets divided by period end representative headcount.

Page 10:
(1)
The quarters ended March 31, 2014, December 31, 2013 and March 31, 2013 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 11:
(1)
Real Estate Investing revenues include gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013 are $54 million, $48 million and $52 million, respectively.
(2)	Net Flows by region [inflow / (outflow)] for the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013 were:
- North America: $4.1 billion, $(2.9) billion and $(5.0) billion
- International: $1.9 billion, $7.1 billion and $2.5 billion
(3)	Assets under management or supervision by region for the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013 were:
- North America: $237 billion, $232 billion and $212 billion
- International: $145 billion, $141 billion and $129 billion

Page 12:
(1)	For the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013 the percentage of Institutional Securities corporate funded loans held at fair value by credit rating was as follows:
- % investment grade: 45%, 50% and 53%
- % non-investment grade: 55%, 50% and 47%
(2)	For the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013 the percentage of Institutional Securities corporate lending commitments held at fair value by credit rating was as follows:
- % investment grade: 74%, 71% and 76%
- % non-investment grade: 26%, 29% and 24%
(3)
For the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013, Institutional Securities recorded a provision (release) of $(30.4) million, $(10.8) million and $30.7 million, respectively, related to funded loans and $18.5 million, $4.3 million and $12.0 million related to unfunded commitments, respectively.
(4)
On March 31, 2014, December 31, 2013 and March 31, 2013, the "event-driven" portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $8.7 billion, $7.3 billion and $6.0 billion, respectively.
(5)
In addition to primary corporate lending activity, the Institutional Securities business segment engages in other lending activity.  These loans include corporate loans purchased in the secondary market, commercial and residential mortgage loans, asset-backed loans and financing extended to equities and commodities customers.
(6)
For the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013, Wealth Management recorded a provision (release) of $1.6 million, $1.2 million and $(3.4) million, respectively, related to funded loans and there was no material change to the provision related to unfunded commitments for the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013.

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended March 31, 2014 prior to allocations to participating

RSUs.
(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended March 31, 2014. The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended March 31, 2013, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 17, 2014.